The Mosaic Company Exhibit 99.2
Selected Calendar Quarter Financial Information
(Unaudited)

	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015
Consolidated data (in millions, except per share)
Diluted net earnings per share	$0.30	$0.54	$0.64	$0.54	$0.97	$0.80	$1.08	$0.45
Diluted weighted average # of shares outstanding(a)	415.5	379.6	376.2	375.9	372.0	367.9	363.3	356.0
Total Net Sales	$2,182	$1,986	$2,440	$2,251	$2,379	$2,139	$2,488	$2,106
Gross Margin	$322	$412	$521	$415	$579	$419	$608	$335
As % of Sales	15%	21%	21%	18%	24%	20%	24%	16%
SG&A	91	120	88	84	91	100	89	77
Consolidated Foreign Currency Gain/(Loss)	25	43	(39)	27	47	45	(16)	(49)
Effective Tax Rate(b)	51%	(1)%	25%	27%	7%	9%	16%	6%
Net Income	$129	$218	$248	$202	$361	$295	$391	$160
As % of Sales	6%	11%	10%	9%	15%	14%	16%	8%
EBITDA(c)
Potash	$173	$257	$281	$158	$316	$283	$341	$141
Phosphate	143	221	309	275	261	282	358	252
International Distribution	12	10	18	32	24	6	13	47
Corporate and Other(d)	23	(50)	(13)	(2)	(36)	(71)	(10)	(14)
Consolidated EBITDA(c)	$351	$438	$595	$463	$565	$500	$702	$426
Short-term debt	$23	$41	$13	$—	$14	$10	$27	$18
Current maturities of long-term debt	—	1	1	41	41	41	57	42
Long-term debt, less current maturities	3,009	3,009	3,013	3,774	3,778	3,775	3,762	3,738
Cash & cash equivalents	5,293	2,491	2,367	2,971	2,375	2,517	2,210	1,285
Net	$(2,261)	$560	$660	$844	$1,458	$1,309	$1,636	$2,513
Cash flow from operations	$485	$610	$795	$375	$342	$730	$607	$184
Cash flow from investments	(370)	(1,634)	(360)	(158)	(586)	(183)	(343)	(823)
Cash flow from financing	1,860	(1,753)	(574)	437	(279)	(301)	(601)	(126)
Effect of exchange rate changes on cash	(20)	(25)	15	(50)	(73)	(103)	30	(160)
Net cash flow	$1,955	$(2,802)	$(124)	$604	$(596)	$143	$(307)	$(925)
Cash dividends paid	$(107)	$(100)	$(95)	$(94)	$(94)	$(91)	$(98)	$(98)
Operating Earnings
Potash	$89	$170	$189	$69	$229	$204	$259	$66
Phosphates	64	146	219	188	157	190	259	157
International Distribution	10	8	16	30	22	3	8	44
Corporate and Other(d)	16	(57)	(21)	(10)	(43)	(78)	(16)	(21)
Consolidated Operating Earnings	$179	$267	$403	$277	$365	$319	$510	$246
Segment data (in millions, except per tonne)
Phosphates
Sales volumes ('000 tonnes)(e)(f)	2,395	2,051	2,637	2,176	2,392	2,297	2,788	2,049
Realized average DAP price/tonne(g)	$370	$413	$465	$463	$447	$458	$450	$451
Revenue	$1,072	$959	$1,333	$1,133	$1,212	$1,172	$1,385	$1,032
Segment Gross Margin	$134	$200	$271	$236	$231	$222	$296	$199
As % of Sales	13%	21%	20%	21%	19%	19%	21%	19%
Potash
Sales volumes ('000 tonnes)(f)	1,862	2,355	2,500	1,808	2,309	2,027	2,342	1,626
Realized average MOP price/tonne(g)	$303	$267	$267	$291	$295	$288	$280	$265
Revenue	$652	$733	$762	$593	$763	$653	$730	$492
Segment Gross Margin	$135	$216	$226	$154	$327	$242	$295	$97
As % of Sales	21%	29%	30%	26%	43%	37%	40%	20%
International Distribution
Sales volumes ('000 tonnes)	1,133	870	1,185	1,398	1,113	976	1,477	2,046
Realized average Blend price/tonne(g)	$466	$438	$452	$481	$427	$444	$427	$400
Revenue	$549	$393	$542	$684	$516	$439	$637	$825
Segment Gross Margin	$29	$22	$34	$51	$41	$21	$29	$61
As % of Sales	5%	6%	6%	7%	8%	5%	4%	7%

The Mosaic Company - Potash Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
North America	$470	$506	$435	$371	$467	$345	$372	$250
International	182	227	327	222	296	308	358	242
Net Sales	$652	$733	$762	$593	$763	$653	$730	$492
Cost of Goods Sold	517	517	536	439	436	411	435	395
Gross Margin	$135	$216	$226	$154	$327	$242	$295	$97
As % of Sales	21%	29%	30%	26%	43%	37%	40%	20%
Freight included in revenue & cost of goods sold (in millions)(h)	$61	$73	$57	$51	$69	$47	$47	$34
Net sales less freight	$591	$660	$705	$542	$694	$606	$683	$458
Cost of Goods Sold less freight	$456	$444	$479	$388	$367	$364	$388	$361
Resources Taxes	$57	$30	$45	$46	$48	$78	$55	$59
Royalties	9	6	7	6	8	11	9	7
Total Resources Taxes & Royalties	$66	$36	$52	$52	$56	$89	$64	$66
Gross Margin (excluding Resources Taxes & Royalties)(i)	$201	$252	$278	$206	$383	$331	$359	$163
As % of Sales	31%	34%	36%	35%	50%	51%	49%	33%
Segment Operating Earnings	$89	$170	$189	$69	$229	$204	$259	$66
Depreciation, Depletion and Amortization	84	87	92	89	87	79	82	75
EBITDA(c)	$173	$257	$281	$158	$316	$283	$341	$141
Cost of Goods Sold Detail (in millions)
COGS additional detail
Resource Taxes	$57	$30	$45	$46	$48	$78	$55	$59
Royalties	9	6	7	6	8	11	9	7
Brine Inflow Expenses	50	44	46	44	47	44	45	37
Depreciation, Depletion and Amortization	84	87	92	89	87	79	82	75
Total	$200	$167	$190	$185	$190	$212	$191	$178
Operating Data
Sales volumes ('000 tonnes)
Crop Nutrients North America(f)	933	1,111	873	691	964	572	641	419
Crop Nutrients International(f)	744	1,065	1,427	919	1,228	1,248	1,544	1,041
Non-Agricultural	185	179	200	198	117	207	157	166
Total(f)	1,862	2,355	2,500	1,808	2,309	2,027	2,342	1,626
Production Volumes ('000 tonnes)
Production Volume	1,741	1,871	2,044	1,666	2,584	2,451	2,362	1,749
Operating Rate(j)	65%	70%	76%	62%	91%	93%	90%	67%
Realized prices (FOB plant, $/tonne)
MOP - North America crop nutrients(g)(k)	$332	$300	$308	$344	$355	$362	$345	$293
MOP - International(g)	$225	$209	$225	$232	$239	$245	$244	$236
MOP - Average(g)	$303	$267	$267	$291	$295	$288	$280	$265
Brine inflow cost/production tonne	$29	$24	$23	$26	$18	$18	$19	$21
Cash COGS/sales tonne	$164	$136	$134	$137	$97	$97	$103	$135
EBITDA(c)/sales tonne(l)	$93	$109	$112	$87	$137	$140	$146	$87
Potash CAPEX (in millions)	$197	$144	$94	$92	$141	$95	$88	$119

The Mosaic Company - Phosphates Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
North America	$721	$559	$725	$636	$714	$668	$705	$570
International	351	400	608	497	498	504	680	462
Net Sales	$1,072	$959	$1,333	$1,133	$1,212	$1,172	$1,385	$1,032
Cost of Goods Sold	938	759	1,062	897	981	950	1,089	833
Gross Margin	$134	$200	$271	$236	$231	$222	$296	$199
As % of Sales	13%	21%	20%	21%	19%	19%	21%	19%
Freight included in revenue & cost of goods sold (in millions)	$112	$81	$100	$88	$103	$82	$98	$79
Net sales less freight	$960	$878	$1,233	$1,045	$1,109	$1,090	$1,287	$953
Cost of Goods Sold less freight	$826	$678	$962	$809	$878	$868	$991	$754
PhosChem sales of other member	$23	$—	$—	$—	$—	$—	$—	$—
Segment Operating Earnings	$64	$146	$219	$188	$157	$190	$259	$157
Depreciation, Depletion and Amortization	75	79	93	91	97	94	99	96
Equity Earnings (Loss)	4	(4)	(3)	(4)	7	(2)	—	(1)
EBITDA(c)	$143	$221	$309	$275	$261	$282	$358	$252
Operating Data
Sales volumes ('000 tonnes)
North America - DAP/MAP	1,116	747	948	805	837	951	895	709
International - DAP/MAP(f)	577	650	1,040	878	882	754	1,224	819
MicroEssentials®(f)	541	510	481	357	502	440	516	389
Feed and Other	161	144	168	136	171	152	153	132
Total(e)	2,395	2,051	2,637	2,176	2,392	2,297	2,788	2,049
Production Volumes ('000 tonnes)
Total tonnes produced(m)	1,960	1,971	2,458	2,480	2,364	2,299	2,504	2,434
Operating Rate	81%	79%	84%	85%	81%	79%	86%	83%
Realized prices ($/tonne)
DAP (FOB plant)(g)	$370	$413	$465	$463	$447	$458	$450	$451
Realized costs ($/tonne)
Ammonia (tonne)(n)	$422	$374	$473	$508	$544	$519	$417	$418
Sulfur (long ton)(o)	$123	$96	$128	$148	$154	$145	$161	$151
Blended rock	$62	$64	$68	$60	$58	$61	$61	$61
Average Market prices ($/tonne)
Ammonia (tonne)(p)	$467	$455	$557	$547	$625	$497	$462	$454
Sulfur (long ton)(q)	$77	$104	$131	$135	$131	$141	$135	$136
Natural Gas(r)	$3.9	$4.7	$4.6	$4.0	$3.9	$2.8	$2.7	$2.7
Full production conversion cost/production tonne	$81	$89	$87	$82	$90	$91	$83	$89
EBITDA(c)/sales tonne(l)	$60	$108	$117	$126	$100	$123	$128	$123
Phosphates CAPEX (in millions)	$135	$116	$104	$85	$98	$129	$128	$118

The Mosaic Company - International Distribution Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$549	$393	$542	$684	$516	$439	$637	$825
Cost of Goods Sold	520	371	508	633	475	418	608	764
Gross Margin	$29	$22	$34	$51	$41	$21	$29	$61
As % of Sales	5%	6%	6%	7%	8%	5%	4%	7%
Per tonne	$26	$25	$29	$36	$37	$21	$19	$30
SG&A and Other Operating Expenses	$19	$14	$18	$21	$19	$18	$21	$17
Segment Operating Earnings	$10	$8	$16	$30	$22	$3	$8	$44
Depreciation, Depletion and Amortization	2	2	2	2	2	3	5	3
EBITDA(c)	$12	$10	$18	$32	$24	$6	$13	$47
Operating Data
Sales volumes ('000 tonnes)
Total	1,133	870	1,185	1,398	1,113	976	1,477	2,046
Realized prices ($/tonne)
Average selling price (FOB destination)	$466	$438	$452	$481	$456	$444	$427	$400
Purchases ('000 tonnes)
DAP/MAP from Mosaic	212	93	290	331	214	138	363	349
MicroEssentials® from Mosaic	131	147	168	83	56	125	198	155
Potash from Mosaic/Canpotex	340	269	484	261	334	249	769	556
International Distribution CAPEX (in millions)	$8	$8	$11	$7	$9	$4	$6	$4
Working Capital (in millions)(s)	$153	$168	$188	$184	$186	$145	$149	$105
EBITDA(c)/sales tonne(l)	$11	$11	$15	$23	$22	$6	$9	$23

The Mosaic Company - Corporate and Other Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015
Net Sales and Gross Margin (in millions)
Segment income statement
Net Sales	$(91)	$(99)	$(197)	$(159)	$(112)	$(125)	$(265)	$(243)
Cost of Goods Sold	(115)	(73)	(187)	(133)	(92)	(60)	(253)	(222)
Gross Margin (loss)	$24	$(26)	$(10)	$(26)	$(20)	$(65)	$(12)	$(21)
Elimination of profit in inventory (income) loss included in COGS	$(30)	$9	$29	$(3)	$(18)	$18	$34	$(12)
Unrealized (gain) loss on derivatives included in COGS	$3	$4	$(26)	$23	$31	$38	$(27)	$(22)
Segment Operating Earnings	$16	$(57)	$(21)	$(10)	$(43)	$(78)	$(16)	$(21)
Depreciation, Depletion and Amortization	6	6	7	8	7	6	5	7
Equity Earnings (Loss)	1	1	1	—	—	1	1	—
EBITDA(c)	$23	$(50)	$(13)	$(2)	$(36)	$(71)	$(10)	$(14)

Footnotes

(a)	For Q4 2013 through Q4 2014, diluted weighted average number of shares reflects the impact of shares subject to the forward contract for our contractual share repurchase obligations.

(b)
Includes a discrete income tax benefit of approximately $63 million in Q1 2014, $14 million in Q2 2014, $29 million in Q3 2014, $100 million in Q4 2014, $28 million in Q1 2015, $10 million in Q2 2015, $3 million in Q3 2015 and a discrete income tax expense of approximately $104 million in Q4 2013.

(c)
The Company defines EBITDA as operating earnings plus depreciation, depletion and amortization plus equity earnings in nonconsolidated companies. EBITDA is a non-GAAP financial measure. Generally, a non-GAAP financial measure is a supplemental numerical measure of a company's performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with U.S. generally accepted accounting principles ("GAAP"). A reconciliation of EBITDA to the nearest comparable GAAP measure and an explanation of why we include EBITDA appear below under "Non-GAAP Reconciliation".

(d)	Includes elimination of intersegment sales.

(e)
Excludes tonnes sold by PhosChem for its other member. Effective December 31, 2013, we and PhosChem's other member each assumed responsibility for PhosChem's former activities as they related to our respective products. We subsequently dissolved PhosChem.

(f)	Sales volumes include intersegment sales.

(g)	FOB Plant, sales to unrelated parties.

(h)	Includes inbound freight, outbound freight and warehousing costs on domestic MOP sales.

(i)
The Company has presented gross margin excluding Canadian resource taxes and royalties (“CRT”) for Potash which is a non-GAAP financial measure. Generally, a non-GAAP financial measure is a supplemental numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. Gross margin excluding CRT provides a measure that we believe enhances the reader’s ability to compare our gross margin with that of other companies which incur CRT expense and classify it in a manner different than the Company in their statement of earnings. Because securities analysts, investors, lenders and others use gross margin excluding CRT, the Company’s management believes that the Company's presentation of gross margin excluding CRT for Potash affords them greater transparency in assessing the Company’s financial performance against competitors. Because not all companies use identical calculations, investors should consider that the Company's calculation may not be comparable to other similarly titled measures presented by other companies. Gross margin excluding CRT, should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

(j)	Q4 2014 operating rate includes an additional 600 thousand metric tonnes of annual capacity from our Colonsay expansion.

(k)	This price excludes industrial and feed sales.

(l)	Calculated as EBITDA divided by sales tonnes.

(m)	Includes crop nutrient dry concentrates and animal feed ingredients.

(n)	Amounts are representative of our average ammonia costs in cost of goods sold.

(o)	Amounts are representative of our average sulfur cost in cost of goods sold.

(p)	Three point quarterly average (Fertecon).

(q)	Three point quarterly average (Green Markets).

(r)	Three point quarterly average (NYMEX).

(s)	Calculated as current assets less cash and liabilities for the International Distribution segment.

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Non-GAAP Reconciliation
EBITDA is provided to assist securities analysts, investors, lenders and others in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures.  EBITDA should not be considered as an alternative to, or more meaningful than, net income as a measure of operating performance.  Since EBITDA is not a measure determined in accordance with GAAP and is thus susceptible to varying interpretations and calculations, EBITDA, as presented, may not be comparable to other similarly titled measures of other companies.  A reconciliation of net income to EBITDA is included below.

	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015
Potash EBITDA(c)	$173	$257	$281	$158	$316	$283	$341	$141
Phosphates EBITDA(c)	143	221	309	275	261	282	358	252
ID EBITDA(c)	12	10	18	32	24	6	13	47
Corporate EBITDA(c)	23	(50)	(13)	(2)	(36)	(71)	(10)	(14)
Consolidated EBITDA(c)	$351	$438	$595	$463	$565	$500	$702	$426
Consolidated Foreign Currency Gain/(Loss)	25	43	(39)	27	47	45	(16)	(49)
Consolidated Gain (Loss) in Value of Share Repurchase Agreement	73	(60)	(5)	5	—	—	—	—
Consolidated Interest Income/(Expense)	(12)	(27)	(25)	(25)	(31)	(31)	(24)	(24)
Consolidated Depreciation, Depletion & Amortization	(167)	(174)	(194)	(190)	(193)	(182)	(191)	(181)
Consolidated Non-Controlling Interest	(1)	—	—	(1)	(1)	—	—	(1)
Consolidated Provision from/(Benefit for)Income Taxes	(131)	3	(83)	(78)	(27)	(31)	(73)	(10)
Consolidated Other Income (Expense)	(9)	(5)	(1)	1	1	(6)	(7)	(1)
Consolidated Net Income	$129	$218	$248	$202	$361	$295	$391	$160

Cash COGS/sales tonne is defined for the Potash segment as [Cost of Goods Sold per sales tonne less depreciation, depletion, amortization, Canadian royalties and resource taxes and freight included in revenue and cost of goods sold].  Cash COGS/sales tonne is a non-GAAP financial measure provided to assist securities analysts, lenders and others in their comparisons of operational performance but should not be considered as an alternative to, or more meaningful than, Potash Cost of Goods Sold as a measure of operating performance.  Since Cash COGS/sales tonne is not a measure determined in accordance with GAAP and is thus susceptible to varying interpretations and calculations, it may, as presented, not be comparable to other similarly titled measures of other companies.  A reconciliation of Cash COGS/sales tonne to Potash Cost of Goods Sold is included below.

(in millions, except sales tonnes)	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015
Cash COGS/sales tonne	$164	$136	$134	$137	$97	$97	$103	$135
Sales tonnes (in thousands)	1,862	2,355	2,500	1,808	2,309	2,027	2,342	1,626
Cash Cost of Goods Sold	$306	$321	$335	$247	$224	$196	$242	$220
Potash Depreciation, Depletion & Amortization	84	87	92	89	87	79	82	75
Royalties	9	6	7	6	8	11	9	7
Resources Taxes	57	30	45	46	48	78	55	59
Freight included in revenue & cost of goods sold (in millions)(h)	61	73	57	51	69	47	47	34
Potash Cost of Goods Sold	$517	$517	$536	$439	$436	$411	$435	$395